SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549

                          SCHEDULE 14A INFORMATION
                    Proxy Statement Pursuant to Section
                      14(a) of the Securities Exchange
                      Act of 1934 (Amendment No. ___)

Filed by the Registrant  [X]
Filed by a Party other than the Registrant  [   ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ ]  Definitive Proxy Statement
[X]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to ss.240.14a-12


                             McDATA CORPORATION
              ------------------------------------------------
              (Name of Registrant as Specified in Its Charter)

                 ------------------------------------------
                 (Name of Person(s) Filing Proxy Statement,
                       if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]   No fee required.
[ ]   Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

      1)    Title of each class of securities to which transaction
             applies:
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      2)    Aggregate number of securities to which transaction
             applies:
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      3)    Per unit price or other underlying value of transaction
            computed pursuant to Exchange Act Rule 0-11 (Set forth
            the amount on which the filing fee is calculated and state how it was determined):
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      4)    Proposed maximum aggregate value of transaction:
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      5)    Total fee paid:
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[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

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John F. McDonnell                                      McDATA Corporation
Chairman, President and                                380 Interlocken Crescent
Chief Executive Officer                                Broomfield, Colorado
                                                       80021


                         [McDATA CORPORATION LOGO]



                             IMPORTANT REMINDER


                                                                  July 17, 2001

Dear Stockholder:

         We have previously mailed to you proxy materials relating to the Annual Meeting of stockholders of McDATA Corporation to be held on Wednesday, August 1, 2001. Your vote is important no matter how many shares you hold.

         According to our latest records, we have not received your voting instructions for this meeting. Please vote today to avoid unnecessary solicitation costs to the company.

          You may use one of the following simple methods for promptly providing your voting instructions:

1. Vote by telephone. Call the toll-free number listed for this purpose on your voting instruction form. Have your 12-digit control number listed on the form ready and follow the simple instructions.

2. Vote by Internet. Go to the website www.proxyvote.com listed on your voting instruction form. Have your 12-digit control number listed on the form ready and follow the simple instructions.

3. Vote by Mail. Sign, date and return your voting instruction form in the postage-paid return envelope provided.

         For the reasons set forth in the Proxy Statement, dated June 15, 2001, the Board of Directors recommends that you vote "FOR" all proposals on the meeting agenda.

         Thank you for your cooperation and continued support.

                                        Sincerely,
                                        /s/ John F. McDonnell
                                        John F. McDonnell
                                        Chairman, President and
                                        Chief Executive Officer